                                                                     Exhibit 24


                              PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                     (10-K)



       I, Erroll B. Davis, Jr., a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint J. E. Dempsey, W. H. Hernandez and H. K. Linge, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1994, to be filed with the Securities and Exchange Commission, Washington, DC.

       WITNESS my hand this 16th day of February 1995.


                                     /s/ Erroll B. Davis, Jr.
                                     ________________________

                              PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                     (10-K)



       I, Stanley C. Gault, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint J. E. Dempsey, W. H. Hernandez and H. K. Linge, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1994, to be filed with the Securities and Exchange Commission, Washington, DC.

       WITNESS my hand this 16th day of February 1995.


                                   /s/ Stanley C. Gault
                                 _________________________

                              PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                     (10-K)



       I, Allen J. Krowe, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint J. E. Dempsey, W. H. Hernandez and H. K. Linge, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1994, to be filed with the Securities and Exchange Commission, Washington, DC.

       WITNESS my hand this 16th day of February 1995.


                                    /s/ Allen J. Krowe
                                 _________________________

                              PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                     (10-K)



       I, Steven C. Mason, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint J. E. Dempsey, W. H. Hernandez and H. K. Linge, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1994, to be filed with the Securities and Exchange Commission, Washington, DC.

       WITNESS my hand this 16th day of February 1995.


                                   /s/ Steven C. Mason
                                 _________________________

                              PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                     (10-K)



       I, Harold A. McInnes, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint J. E. Dempsey, W. H. Hernandez and H. K. Linge, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1994, to be filed with the Securities and Exchange Commission, Washington, DC.

       WITNESS my hand this 16th day of February 1995.


                                   /s/ Harold A. McInnes
                                 _________________________

                              PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                     (10-K)



       I, Robert Mehrabian, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint J. E. Dempsey, W. H. Hernandez and H. K. Linge, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1994, to be filed with the Securities and Exchange Commission, Washington, DC.

       WITNESS my hand this 16th day of February 1995.


                                   /s/ Robert Mehrabian
                                 _________________________

                              PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                     (10-K)



       I, Vincent A. Sarni, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint J. E. Dempsey, W. H. Hernandez and H. K. Linge, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1994, to be filed with the Securities and Exchange Commission, Washington, DC.

       WITNESS my hand this 16th day of February 1995.


                                   /s/ Vincent A. Sarni
                                 _________________________

                              PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                     (10-K)



       I, David G. Vice, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint J. E. Dempsey, W. H. Hernandez and H. K. Linge, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1994, to be filed with the Securities and Exchange Commission, Washington, DC.

       WITNESS my hand this 16th day of February 1995.


                                    /s/ David G. Vice
                                 _________________________

                              PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                     (10-K)



       I, David R. Whitwam, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint J. E. Dempsey, W. H. Hernandez and H. K. Linge, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1994, to be filed with the Securities and Exchange Commission, Washington, DC.

       WITNESS my hand this 16th day of February 1995.


                                   /s/ David R. Whitwam
                                 _________________________